DEALER AGREEMENT


     1. APPOINTMENT. Volkswagen of America, Inc. ("VWoA"), having a place of business at 3800 Hamlin Road, Auburn Hills, MI 48326, appoints Lithia HPI, Inc. ("Dealer"), doing business under the fictitious name Lithia Volkswagen, having its place of business at 700 North Central, Medford, OR 97501, as an authorized dealer in Volkswagen brand motor vehicles and genuine parts and accessories therefor. Accordingly, the parties agree as follows:

     2. STANDARD PROVISIONS. The Dealer Agreement Standard Provisions (the "Standard Provisions") (Form No. 97vwstdp), the Dealer Operating Plan (the "Operating Plan") and the Volkswagen Dealer Operating Standards (the "Operating Standards") are part of this Agreement. Any term not defined in this Agreement has the meaning given such term in the Standard Provisions.

     3. OWNERSHIP AND MANAGEMENT. To induce VWoA to enter into this Agreement, Dealer represents that the persons identified in the Statement of Ownership and Management, which is attached as Exhibit A, are Dealer"s Owners and Executives. VWoA is entering into this Agreement in reliance upon these representations, and upon the continued provision by such persons of their personal services in fulfillment of Dealer"s obligations under this Agreement. Accordingly, Dealer agrees there will be no change in Dealer"s Owners without VWoA"s prior written consent, and no change in Dealer"s Executives without prior notice to VWoA.

     4. MINIMUM FINANCIAL REQUIREMENTS. Dealer agrees to comply and maintain compliance with the minimum financial requirements established for Dealer annually in accordance with the Operating Plan and the Operating Standards. Throughout the term of this Agreement those minimum financial requirements are subject to revision by VWoA, after review with Dealer, in light of operating conditions and the development of Dealer"s business and business potential.

     5. DEALER"S PREMISES. VWoA has approved the location of Dealer"s Premises as specified in the Dealer Premises Addendum, attached as Exhibit B. Dealer agrees that, without VWoA"s prior written consent, it will not (a) make any major structural change in any of Dealer"s Premises, (b) change the location of any of Dealer"s Premises or (c) establish any additional premises for Dealer"s Operations.

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     6. EXCLUSION OF WARRANTIES. EXCEPT FOR DISTRIBUTOR"S WARRANTIES, AND EXCEPT
AS PROVIDED IN ARTICLE 9(1) OF THE STANDARD PROVISIONS, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OR OBLIGATIONS OF THE MANUFACTURER OR DISTRIBUTOR AS TO THE QUALITY OR CONDITION OF AUTHORIZED PRODUCTS, OR AS TO THEIR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND, TO THE EXTENT PERMITTED BY LAW, DEALER WILL EXCLUDE ANY AND ALL SUCH WARRANTIES AND OBLIGATIONS IN ITS SALES OF AUTHORIZED PRODUCTS.

     7. TERM. The term of this Agreement begins on the date of its delivery to Dealer or on January 1, 1997, whichever is later. This Agreement shall continue in effect until terminated by either party or superseded by a new Dealer Agreement with VWoA, whichever is earlier.

     8. GOVERNING LAW. This Agreement will be construed in accordance with the laws of the State of Oregon . Should the performance of any obligation under this Agreement violate any valid law of such jurisdiction, then this Agreement shall be deemed modified to the minimum extent necessary to comply with such law.

     9. ADDITIONAL TERMS AND CONDITIONS. The Addenda attached hereto as Exhibits A through C are part of this Agreement, and are incorporated into this Agreement by this reference. Each may be canceled or superseded at any time by mutual agreement of Dealer and VWoA, through the later execution by both parties of a replacement, which then shall be deemed part of this Agreement.

DATED:  ___________________, 19_______.

VOLKSWAGEN OF AMERICA, INC.

BY:  _____________________________          BY:  __________________________
     Colin Gour                                  Andrew Stuart
     Regional Team Leader                        Area Executive

DEALER

BY:  _____________________________
     Sidney B. DeBoer
     President

                                       2
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                                    EXHIBIT A
                            TO DEALER AGREEMENT DATED
                             ______________, 19____.

STATEMENT OF OWNERSHIP AND MANAGEMENT

1.       Dealer firm name:

         Lithia HPI, Inc.  d/b/a  Lithia Volkswagen.

2.       Principal place of business:

         700 North Central, Medford, OR  97501.

3.       Dealer is a     [ ]    proprietorship

                         [ ]    partnership

                         [ ]    limited liability company

                         [X] corporation, incorporated on 12/23/95 under the laws of the State of Oregon.

4.       The following persons are the beneficial and record owners of Dealer:

                                            If a Corporation,     Percentage of
           Name and Address of Each            Number and           Ownership
            Record and Beneficial            Class of Shares        of Record
               Owner of Dealer               Number   Class          in Dealer

         Lithia Motors, Inc.                                           100%
         360 East Jackson Street
         Medford, OR  97501





         [ ]  See Exhibit A1 for additional information.


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5.       The following persons are Dealer"s Officers:

         Name and Address                         Title

         Sidney B. DeBoer                         President/Secr./Treas.
         234 Vista
         Ashland, OR  97520

         Manfred L. (Dick) Heimann                Vice President
         426 Roundelay Circle
         Medford, OR  97504









6. The following person is the Authorized Representative of Dealer. As such, this person is an agent of Dealer, and VWoA is entitled to rely on this person"s authority to make all decisions on behalf of Dealer with respect to Dealer"s Operations.

         Name and Address                         Title

         Jay Blanchard                            General Manager



Dealer hereby certifies that the foregoing information is true and complete as of the date below. VWoA has entered into this Agreement in reliance upon the qualifications, and the continued provision of personal services in the ownership and management of Dealer by, the persons identified above.

This Exhibit cancels any prior Statement of Ownership and Management.

Dated:  _________________, 19_____.

VOLKSWAGEN OF AMERICA, INC.

By:  ____________________________.          By:  _______________________
     Colin Gour                                  Andrew Stuart
     Regional Team Leader                        Area Executive

DEALER

By:  ____________________________.
       Sidney B. DeBoer
       President

                                       2
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                                    EXHIBIT B
                            TO DEALER AGREEMENT DATED
                              ___________, 19____.


DEALER PREMISES ADDENDUM

1.   Dealer firm name:

     Lithia HPI, Inc. d/b/a Lithia Volkswagen.

2. VWoA has approved the location of the following premises, and no others, for Dealer"s Operations:

     a.   Sales Facilities:

          700 North Central, Medford, OR 97501

     b.   Authorized Automobile Storage Facilities:

          700 North Central, Medford, OR 97501

     c.   Service Facilities:

          700 North Central, Medford, OR 97501

     d.   Genuine Parts Storage Facilities:

          700 North Central, Medford, OR 97501

     e.   Used Car Lot:

          700 North Central, Medford, OR 97501

Dealer hereby certifies that the foregoing information is true and complete as of the date below.

This Exhibit cancels any prior Dealer Premises Addendum.


Dated:  _________________, 19_____.

VOLKSWAGEN OF AMERICA, INC.

By:  ____________________________           By:  _________________________
     Colin Gour                                  Andrew Stuart
     Regional Team Leader                        Area Executive

DEALER

By:  ____________________________
       Sidney B. DeBoer
       President


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                                   EXHIBIT A1

                            TO DEALER AGREEMENT DATED

                             ______________, 19____.

                                          If a Corporation,      Percentage of
           Name and Address of Each          Number and            Ownership
            Record and Beneficial          Class of Shares         of Record
               Owner of Dealer             Number   Class           in Dealer

5.   The following persons are Dealer"s Officers:

         Name and Address                                        Title